UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-A

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FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

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RELM WIRELESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	59-34862971
(State of Incorporation or organization)	(I.R.S. Employer Identification no.)

7100 Technology Drive, West Melbourne, FL 32904
(Address of Principal Executive Offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates:                      (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered
Common Stock, par value $0.60 per share	American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1.

Description of Registrant’s Securities to be Registered.

Reference is made to the description of the Registrant’s Common Stock set forth under the caption “Description of Capital Stock--Common Stock” of the Prospectus dated January 8, 2004 forming a part of the Registrant’s Registration Statement on Form S-1 (File No. 333-75512), as amended, as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which description is incorporated herein by reference thereto.

Item 2.

Exhibits.

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 13, 2005

RELM WIRELESS CORPORATION

By:	/s/ WILLIAM P. KELLY
William P. Kelly
Executive Vice President and
Chief Financial Officer

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